Exhibit 32.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Capital Southwest Corporation (the "Company") on Form 10-Q for the quarter ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Susan K. Hodgson, Secretary-Treasurer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The  information  contained in the Report  fairly  presents,  in all
material  respects,   the  consolidated   financial  condition  and  results  of
operations of the Company.



Date:  November 14, 2003               By:  /s/ Susan K. Hodgson
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                                           Susan K. Hodgson, Secretary-Treasurer